VALIC COMPANY I

Supplement to the Prospectus Dated September 19, 2005

The Board of Directors (the "Board") of VALIC Company I, with respect to the Large Cap Growth Fund, approved at a meeting held on October 19, 2005 a reorganization whereby the Large Cap Growth Fund will transfer all of its assets and liabilities to the newly created VALIC Ultra Fund of VALIC Company I in exchange for shares of the VALIC Ultra Fund, subject to approval by the shareholders of the Large Cap Growth Fund. Shareholders of record of the Large Cap Growth Fund as of December 2, 2005 are scheduled to vote on the proposed reorganization at a special meeting of shareholders to be held on or about January 27, 2006.

Before the meeting, shareholders of the Large Cap Growth Fund will receive a combined prospectus/proxy statement containing information about the proposed reorganization and information about the VALIC Ultra Fund. If the shareholders of the Large Cap Growth Fund approve the reorganization, the Large Cap Growth Fund will liquidate by transferring all of its assets and liabilities to the VALIC Ultra Fund. Immediately after the closing of the reorganization, a shareholder of the Large Cap Growth Fund will receive shares of the VALIC Ultra Fund equal in value to the shares of the Large Cap Growth Fund owned by the shareholder immediately prior to the reorganization. The closing of the reorganization is proposed to take place on or after February 17, 2006.

With respect to the discussion of the "Annual Fund Operating Expenses" and "Expense Example" contained in the Prospectus, the information with respect to the Large Cap Growth is replaced in its entirety as follows:

Annual Fund Operating Expenses

Large Cap Growth(1)
Management Fees . . . . . . . . . . . . . . . .	0.87%
Other Expenses . . . . . . . . . . . . . . . . . .	0.13%
Total Fund Operating Expenses . . . . .	1.00%
Expense Reimbursements . . . . . . . . . .	0.04%
Net Expenses . . . . . . . . . . . . . . . . . . .	0.96%

  VALIC will waive fees and reimburse expense should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

Expense Example

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth . . . . . . . . . . . . . . . . . . . . .	$ 98	$ 314	$ 549	$ 1,221

Dated: October 21, 2005

VALIC Ultra Fund is not the same fund as American Century Ultra Fund. VALIC is using the Ultra mark under license with American Century Proprietary Holdings, Inc. Ultra is a registered service mark of American Century Proprietary Holdings, Inc.